SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  May 29, 1997

                          BROOKS FIBER PROPERTIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                                     0-28036
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                            (Commission File Number)

                                   43-1656187
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                     (I.R.S. Employer Identification Number)

425 Woods Mill Road South, Suite 300, St. Louis, Missouri                63017
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        (Address of Principal Executive Offices)                      (Zip Code)

              Registrant's telephone number, including area code:
                                 (314) 878-1616
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ITEM 5. OTHER EVENTS.

         On May 29, 1997, Brooks Fiber Properties, Inc., a Delaware corporation (the "Registrant"), completed the issuance and sale of $250,000,000 of its 10% Senior Notes due June 1, 2007 (the "Notes") in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), to Goldman, Sachs & Co., Salomon Brothers Inc and Merrill Lynch, Pierce, Fenner & Smith Incorporated for resale of the Notes in accordance with Rule 144A and Regulation S of the Act. The net proceeds from the sale of the Notes of approximately $242.8 million will be used to (1) increase the geographic reach and robustness of the Registrant's networks to allow the Registrant to serve a significantly higher percentage of its markets by extending its networks to serve most of the incumbent local exchange carrier's central offices in its markets, (2) rapidly deploy switches with full capabilities for local dial tone and switched access termination and origination services and (iii) add electronics to provide other enhanced services, such as high speed video conferencing, frame relay and ATM-based packet transport services and Internet access products in all of its operating networks by the end of 1997. Pending such utilization, the Registrant has invested such net proceeds in short-term, interest-bearing U.S. government securities and other short-term, investment grade securities.

         A copy of the Registrant's press release dated May 30, 1997, with respect to the transaction described above, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.                         Description of Exhibit
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4.1          Indenture dated as of May 29, 1997 between the Registrant and The
             Bank of New York, as Trustee.

4.2 Exchange and Registration Rights Agreement dated as of May 29, 1997 by and between the Registrant and Goldman, Sachs & Co., Salomon Brothers Inc and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

99.1         Press Release of the Registrant dated May 30, 1997.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BROOKS FIBER PROPERTIES, INC.

Date: June 2, 1997                       By: David L. Solomon
                                             -----------------------------------
                                             David L. Solomon
                                             Executive Vice President and
                                             Chief Financial Officer
                                             (Principal Financial and Accounting
                                             Officer)

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                                  EXHIBIT INDEX

Exhibit No.                        Description of Exhibit
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4.1          Indenture dated as of May 29, 1997 between the Registrant and The
             Bank of New York, as Trustee.

4.2 Exchange and Registration Rights Agreement dated as of May 29, 1997 by and between the Registrant and Goldman, Sachs & Co., Salomon Brothers Inc and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

99.1         Press Release of the Registrant dated May 30, 1997.

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